                        GLOBAL SERVICE PROVIDER AGREEMENT

         This Agreement by and between Bell Atlantic Internet Solutions, Inc. ("BAIS") and Icon CMT Corp. ("GSP") is entered into effective as of the 17th day of October, 1997 (hereinafter "Agreement"), and sets forth the terms and conditions under which GSP shall provide Interlata transmission services to end users that subscribe to BAIS Internet access services.

1. DESCRIPTION OF SERVICES

During the term of this Agreement, GSP agrees to make available Global Service Provider services to requesting BAIS end users (including such BAIS end users as GSP is providing services to as of the date of this Agreement) in accordance with and as described in EXHIBIT A ("GSP Services"). In consideration therefor, BAIS shall provide certain services to GSP as described below and in EXHIBIT B. The BAIS services shall include:

         Listing and offering of GSP as a GSP service option to BAIS end users on BAIS's dial-up account registration server and in applicable BAIS dedicated access or web hosting service contracts.

         Inclusion of GSP's standard service contract as an exhibit to applicable BAIS dedicated access and web hosting service contracts to BAIS end users requesting GSP's services, which GSP shall be bound to honor once a BAIS end user has executed BAIS' contract. BAIS shall make no changes to such contracts except as previously approved in writing by GSP. Neither party shall have any liability or obligation relating to the Other's service contracts, provided that nothing in this sentence shall alter any liabilities or obligations arising under this Agreement. GSP shall have the sole duty to enforce its service contract as a third-party beneficiary to BAIS's end user contract.

         At the request of GSP, referral of BAIS end users to GSP's marketing materials contained on GSP's web site or distribution of marketing materials provided by GSP to requesting BAIS end users.

2. TERM AND TERMINATION

A. This Agreement shall become effective on the date of execution and continue for twenty four (24) months, as may be extended by written agreement of the parties, unless earlier terminated pursuant to the terms of this Agreement.

B. (i) Either party may terminate this Agreement or suspend any of its obligations hereunder in the event the other party commits breach of this Agreement, including Exhibit A, and fails to cure such breach within 30 days from the date the defaulting party is notified of such breach in writing, provided, however, that except for defaults under clause (ii) below, if the breach is not reasonably capable of being cured in 30 days but the breaching party has commenced good faith efforts at a cure, then such cure period shall be extended for an additional 30 days period.

     (ii) In additional to Exhibit A criteria, the following shall also constitute grounds for declaring a material breach by GSP (except for any failures pursuant to Section 11 below):

     Average time to repair for GSP circuit failures exceeds 4 hours per failure for the preceding 10 circuit failures on a rolling basis (but excluding the highest and lowest repair times of the 10 for the purpose of such computation; or

     GSP circuit failures exceed ten (10) percent of total installed circuits in any given 30 day period.

The foregoing two service level failures shall be deemed cured within the 30-day cure period solely if the applicable criteria is met for 30 consecutive days in the 60 day period following BAIS's declaration of a material breach.

C. Either party may terminate this Agreement at any time by giving written notice, effective immediately, if the other party make an assignment for the benefit of creditors, or commences or has commenced against it any proceeding in bankruptcy, insolvency, or reorganization pursuant to the bankruptcy laws.

D. Upon sixty (60) days written notice to GSP, BAIS may alter any component of the Global Service Provider Service Requirements documents (hereinafter "Requirements"), attached hereto as Exhibit A, that in BAIS's discretion is necessary to maintain BAIS as an industry leader in the Internet access business by either meeting generally recurring customer requirements or achieving bona fide operational objectives. Notwithstanding paragraph B above, if GSP does not comply with any changes to Exhibit A within sixty (60) days of written notification by BAIS, GSP shall be deemed to be in breach of this Agreement; provided however that BAIS shall not have the right to terminate this Agreement unless and until such breach has continued for a period of ninety days after GSP has received written notice of breach by BAIS; and provided further, that if GSP has commenced good faith efforts to remedy such breach within such ninety day period, then such ninety-day period shall be extended by an additional thirty
(30) day period. If such breach is continuing at the end of such thirty (30) day period, then BAIS shall have the right to terminate or suspend the services provided hereunder.

E. Upon the expiration or earlier termination of this Agreement except for any reason except a material breach by BAIS, and the failure of the parties to renew such agreement in the case of an expiration, GSP agrees to cooperate in making an orderly and seamless transition of BAIS end users off of the GSP Services to another GSP service provider; provided that in the event of an expiration, GSP shall be entitled to, and BAIS shall not compel GSP to cease, continue providing GSP services to BAIS end users as necessary to complete the terms of any dedicated access or web hosting contracts extending beyond such expiration.

3. FEES FOR ENHANCED ENTRANCE FACILITIES

A. GSP shall pay to BAIS BAIS's actual costs for enhanced entrance facilities supplied by BAIS to GSP. If GSP places its routers on BAIS's sites, GSP shall pay to BAIS fees for escorted installation and maintenance for sites where no BAIS employees are present, in the amount of $95 per hour with a 4-hour minimum provided the installation and maintenance occurs in its entirety from Monday through Friday between the hours of 8 a.m. to 5 p.m. ("Normal Working Hours"), and/or $125 per hour with a 4-hour minimum for any installation or maintenance which occurs outside of Normal working Hours.

B. If BAIS agrees to supply ports to GSP for the GSP Services, GSP shall pay to BAIS $218.00/month for a Serial Interface Port and $1,370.00/ month for an HSSI, for at lest twelve (12) months. Additionally, for circuit speed up to and including T1, GSP shall pay to BAIS a one-time charge of $500 for the first circuit installed or rearranged (which includes physical changes to circuit installation) and an additional charge of $250 for each additional circuit installed or rearranged at the same time at the same site. If the circuit is at the DS3 speed, GSP shall pay BAIS ($1,000 for the first circuit installed or rearranged and $500 for each additional circuit installed or rearranged at the same time at the same site. If such installation of any port requires more than eight (8) hours, excluding travel time, in one day to complete, GSP shall pay to BAIS $95 per hour for each hour over eight (8) hours required.

C. For the fees described in Paragraph 3.0 A and B only, if BAIS charges any other GSP service provider lower fees for such facilities, BAIS shall make such lower prices available to GSP under this Agreement.

D. For the fees described in paragraphs 3.0 A and B, BAIS reserves the right to change the fees described in this Section with thirty (30) days prior written notice to GSP, which fees shall be changed in direct proportion to the increase in costs to BAIS. Upon GSP's request, BAIS shall provide reasonable documentation supporting any such cost increases.

E. All fees under this Agreement owed by GSP to BAIS shall be deducted from any amounts owed by BAIS to GSP under any bill and collection agreement GSP and BAIS may have executed, unless no or lesser amounts are owed, in which case GSP shall pay to BAIS the appropriate fees within thirty (30) days from the receipt of invoice.

4. REGULATORY CONSIDERATIONS

A. In the event of any conflict between provisions contained in this Agreement and the provisions of an effective tariff or any regulatory requirements, the provisions of the tariff or regulatory requirements shall control. However, it is the intention of the parties that this Agreement, to the extent it is not in conflict with the provisions of an effective tariff or any regulatory requirements, supplements the tariff or regulatory requirements, supplies necessary operational practices, and is to be construed to the extent possible in harmony with the tariff or regulatory requirements.

B. If requested by BAIS, and at BAIS' expense, GSP shall, to the best of its ability, provide information and assistance to BAIS in connection with regulatory matters and proceedings related to the Parties' performance under this Agreement. In addition, the

Parties acknowledge that the provisions of the Telecommunications Act of 1996 and related legislation and court decisions may impact this Agreement. In the event that BAIS determines that this Agreement or a provision of this Agreement is likely to violate such regulations, BAIS shall notify GSP as soon as practicable and the parties shall mutually negotiate is good faith regarding an appropriate amendment to such provisions to prevent a violation of such regulations. In the event the parties cannot mutually agree to an amendment which will avoid the violation of such regulation, BAIS shall have the right to terminate this Agreement with thirty (30) days prior written notice.

5. INDEMNIFICATION

Each party shall indemnify, defend, and hold harmless the other from and against any losses, liabilities or damages (including reasonable attorneys' fees) resulting from any end user or other third-party claims resulting or arising from the indemnifying party's provision of services to BAIS end users, except to the extent caused by the negligence or other fault of the indemnified party, including a breach by the indemnified party of this Agreement.

6. NON-EXCLUSIVITY

Nothing in this Agreement shall be construed as limiting the ability of any other person or organization to provide GSP Services to BAIS end users, including BAIS or Bell Atlantic Corporation affiliates, or to limit BAIS from offering services similar to those provided hereunder to such other persons or organizations, provided no confidential information of GSP is used or disclosed and BAIS does not interfere with any GSP service contracts contemplated by this Agreement.

7. WAIVERS

With the exception of the provisions of Sections 2.0(d) and 4.0 above, no amendment or waiver of any provision of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by or on behalf of the party against whom such amendment, waiver or consent is claimed. In addition, no course of dealing or failure of any party to strictly enforce any term, right or condition of the Agreement shall be construed as a waiver of such term, right or condition.

8. ASSIGNMENT

Neither party may,without the prior written consent of the other party, which consent shall not be unreasonably withheld, assign or transfer this Agreement or any obligation incurred hereunder, except that either party upon written notice to the other may assign this Agreement to any affiliated entity (provided such GSP affiliated or successor entity has succeeded to the provision of GSP Services hereunder), or to a successor entity upon the merger, reorganization, consolidation, or sale of all or substantially all of such party's assets. Any attempt to assign this Agreement in contravention of this Section shall be void and of no force and effect.

9.  NOTICES

Any notices or demands or other communications which under the terms of this Agreement or under any statute must or may be given or made by either party shall be in writing and to the respective parties as follows:

                  TO BAIS:

                  Bell Atlantic Internet Solutions, Inc.
                  Legal Department
                  1880 Campus Commons Drive
                  Reston, VA 20191

                  cc:  Karen Muscato
                       Contracts Manager

                  TO CUSTOMER

                  ICON CMT Corp.
                  Attn: General Counsel
                  1200 Harbor Blvd.
                  Weehawken, NJ 07087

                  cc.  SVP, CFO

Either party may change the notice address or addressee by giving notice thereof to the other party. Notices may be given by first class U.S. mail (postage pre-paid, registered and with return receipt requested), national recognized express courier, facsimile with receipt confirmed by telephone, personally, or by hand. Notices shall be deemed to have been given on the date of deliver when delivered personally or by facsimile, on receipt of delivered by express courier or by hand, and three (3) days after delivery to the United States Postal Services if mailed.

10. CONFIDENTIALITY

A. DEFINITION OF CONFIDENTIAL INFORMATION. For purpose of this Agreement, "Confidential Information" shall mean all information in whatever form, faxed, recorded, or transmitted relating to the past, present, or future business affairs, including, without limitation research, development, business plans, operations or systems, of the disclosing party or other party whose information the disclosing party has in its possession under obligations of confidentiality, which is disclosed by the disclosing party to the receiving party being an appropriate legend indicating its propriety or confidential nature or, if disclosed orally or in other non-written form, identified as confidential at the time of disclosure, and within thirty (30) days thereafter, summarized and identified in writing as confidential. All Confidential Information disclosed under this Agreement shall be and remain the exclusive property of the disclosing party. Notwithstanding the foregoing, any and all information regarding BAIS end users which GSP acquires or learns from the provision of GSP Services hereunder shall be deemed Confidential Information of BAIS regardless of designation or lack thereof, except for that information that is unique to GSP's provision of services hereunder.

B. USE OF CONFIDENTIAL INFORMATION. For a period of two (2) years from the expiration or earlier termination of this Agreement, all Confidential Information of either party:

i. shall not be copied, used, distributed, disclosed, disseminated or communicated in any way or form by the receiving party whether or not for its own benefit, except to or by its employee, agents and consultants who have a need to know and have agreed to keep the Confidential Information confidential; provided, however, that notwithstanding anything herein to the contrary, no term or provision of this Agreement shall preclude either party from disclosing billing/account information to that party's end user if such disclosure is necessary for the disclosing party to perform its obligations under this Agreement, or from disclosing any Confidential Information to the extent that disclosure may be required by law or by any governmental authority;

ii. shall not be used by receiving party for any purposes except solely for the performance of this Agreement without the express prior written consent of the disclosing party;

iii. shall be treated with at least the same degree of care to avoid disclosure as the receiving party would treat its own confidential information of like importance and, at a minimum, shall be treated with a reasonable degree of care to avoid any such disclosure; and

iv. shall be returned to the disclosing party (including without limitation, all copies thereof) within thirty (30) days after receipt by the receiving party of a written request from the disclosing party setting forth the Confidential Information to be returned.

C. INFORMATION NOT DEEMED CONFIDENTIAL. Information shall not be deemed confidential for purposes of this Agreement to the extent that such information:

i. which is made public by the disclosing party or which generally becomes available to the public other than through a disclosure by the receiving party or its officers, employees, consultants or representatives;

ii. which is already in the possession of the receiving party and not subject to an existing agreement of confidence between the parties;

iii. which is received from a third party without restriction and without breach of this Agreement;

iv. which is independently developed by the receiving party as evidenced by its records; or

v. which is disclosed pursuant to a valid order of a court or other governmental body or any political subdivision thereof; provided, however, that the recipient of the Information shall first have given notice to the disclosing party and made a reasonable effort to obtain protective order requiring that the Information and/or documents so disclosed be used only for the purposes for which the order was issued.

D. NON-SOLICITATION. GSP's obligation as described above to not use BAIS end user information for any purpose other than solely to provide GSP Services, shall expressly include the duty not to use such information for the purpose of soliciting BAIS end users to purchase any non-GSP Services from GSP or any other third parties, except pursuant to BAIS's prior written consent.

11. FORCE MAJEURE

Neither party shall be held liable for any delay or failure in performance of this Agreement from any cause beyond its reasonable control, such as acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts of omission or commission by third parties.

12. GOVERNING LAW

This Agreement shall be governed by the laws of the Commonwealth of Virginia, excluding its conflict of laws principles.

13. SEVERABILITY

In the event that any or one or more of the provisions contained herein shall for any reason be held to be unenforceable in any respect under the law of any state or of the United States of America, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall then be construed as if such unenforceable provision or provisions had never been contained herein.

14. COUNTERPARTS AS ORIGINALS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same instrument.

15. SURVIVAL

Provisions contained in this Agreement that by their meaning and context are intended to survive the performance, termination and/or expiration of this Agreement shall so survive.

16. HEADINGS

The headings in this Agreement are for convenience and shall not be construed to define or limit any of the terms herein or affect the meanings or interpretation of this Agreement.

17. COMPLIANCE WITH LAWS

Both parties shall comply with all applicable federal, state, county and local laws, ordinances, regulations and codes in their performance of this Agreement.

18. DISCLAIMER OF WARRANTIES

THE SERVICES ARE PROVIDED BY BAIS "AS IS" AND WITHOUT WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

EXCEPT FOR ANY LIABILITY UNDER SECTION 5 OR A BREACH OF SECTION 10, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OR WHETHER A CLAIM IS IN CONTRACT OR TORT, AND REGARDLESS OF WHETHER OR NOT BAIS OR ICON HAD BEEN ADVISED OF, KNEW, OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

19. PUBLICITY

Except as may be required by applicable securities laws, the parties shall not advertise, market or otherwise disclose to others any information relating to the making of this Agreement, nor commercially use the other's name, without the express written consent of the other party. Further the parties agree that neither shall make a press announcement regarding service outages, which implicates the other party, without first using good faith efforts to contact the other party.

20. INDEPENDENT CONTRACTORS

Nothing contained in this Agreement shall be deemed or construed as creating a joint venture or partnership between GSP and BAIS. Neither party is by virtue of this agreement authorized as an agent, employer or legal representative of the other, except as expressly stated herein. Except as specifically set forth herein, neither party shall have power to control the activities and operations of the other and their status is, and at all times will continue to be, that of independent contractors. Neither party shall have any power or authority to bind or commit the other except as provided herein. BAIS shall have no responsibility or liability with respect to the GSP Services.

21. ENTIRE AGREEMENT

This Agreement and any Exhibits attached hereto, and any Attachments or Schedules attached thereto, constitute the entire understanding between the parties and supersedes all prior understandings, oral or written representation, statements, negotiations, proposal and undertaking with respect to the subject matter hereof. This Agreement may not be changed or waived except as permitted by this Agreement or by a written documents that is signed by both parties.


                           [SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF the parties have entered into this Agreement as of the date first written above.


ICON CMT CORP.

By: /s/ [Signature Illegible]
   ------------------------------------

Name: [Illegible]
     ----------------------------------

Title: V.P. Business Affairs
      ---------------------------------


BELL ATLANTIC INTERNET SOLUTIONS, INC.

By: /s/ Robert E/ Beran
   ------------------------------------

Name: Robert E. Beran
     ----------------------------------

Title: President
      ---------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                             TABLE #1
------------------------------------------------------------------------------------------------------------------------
                                                                       DEDICATED
                                                   DEDICATED           ACCESS VIA         DEDICATED          DIAL-UP
                                                   ACCESS VIA          POINT TO           ACCESS VIA         ACCESS
                                                   FRAME               POINT              FRAME              VIA
                                 DEDICATED         RELAY AT 56         DIGITAL            RELAY AT           ANALOG
LATA           LATA              ACCESS VIA        KBPS &              PRIVATE            256,512, &         & ISDN
NO.            NAME              SMDS              1.544 MBPS          LINE               768 KBPS           1B OR 2B
------------------------------------------------------------------------------------------------------------------------
120            Maine             N/A               TBD                 TBD                TBD
------------------------------------------------------------------------------------------------------------------------
122            New               N/A               TBD                 TBD                TBD
               Hampshire
------------------------------------------------------------------------------------------------------------------------
124            Vermont           N/A               TBD                 TBD                TBD
------------------------------------------------------------------------------------------------------------------------
126            Western           N/A               TBD                 TBD                TBD
               Mass.
------------------------------------------------------------------------------------------------------------------------
128            Eastern           N/A               To be               To be              To be
               Mass.                               Deployed 1st        Deployed 1st       Deployed 1st
                                                   Q. 1998             Q. 1998            Q. 1998
------------------------------------------------------------------------------------------------------------------------
130            Rhode             i..1.1. N/A       TBD                 TBD                TBD
               Island
------------------------------------------------------------------------------------------------------------------------
132            New York          N/A               To be               To be              To be
               City                                Deployed 1st        Deployed 1st       Deployed 1st
                                                   Q. 1998             Q. 1998            Q. 1998
------------------------------------------------------------------------------------------------------------------------
133            New York          N/A               TBD                 TBD                TBD
------------------------------------------------------------------------------------------------------------------------
134            New York          N/A               TBD                 TBD                TBD
               Albany
------------------------------------------------------------------------------------------------------------------------
136            New York          N/A               TBD                 TBD                TBD
               Syracuse
------------------------------------------------------------------------------------------------------------------------
138            New York          N/A               TBD                 TBD                TBD
------------------------------------------------------------------------------------------------------------------------
140            New York          N/A               TBD                 TBD                TBD
               Buffalo
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                DEDICATED
                                                        DEDICATED          DEDICATED            ACCESS VIA
                                                        ACCESS VIA         ACCESS VIA           FRAME             DIAL-UP
                                                        FRAME              POINT TO             RELAY AT          ACCESS VIA
                                     DEDICATED          RELAY AT 56        POINT                256,512,          ANALOG &
LATA          LATA                   ACCESS VIA         KBPS &             DIGITAL              & 768             ISDN 1B
NO.           NAME                   SMDS               1.544 MBPS         PRIVATE LINE         KBPS              OR 2B
-----------------------------------------------------------------------------------------------------------------------------
220           Atlantic               Deployed           Deployed           Deployed             TBD               Deployed
              Coastal, N.J.
-----------------------------------------------------------------------------------------------------------------------------
222           Delaware               Deployed           Deployed           Deployed             TBD               Deployed
              Valley, N.J.
-----------------------------------------------------------------------------------------------------------------------------
224           North Jersey,          Deployed           Deployed           Deployed             Deployed          Deployed
              N.J.
-----------------------------------------------------------------------------------------------------------------------------
226           Capital, Pa.           Deployed           Deployed           Deployed             Deployed          Deployed
-----------------------------------------------------------------------------------------------------------------------------
228           Philadephia, Pa.       Deployed           Deployed           Deployed             Deployed          Deployed
-----------------------------------------------------------------------------------------------------------------------------
230           Altoona, Pa.           3rd Quarter        3rd Quarter        3rd Quarter          3rd Quarter       TBD
                                     1997               1997               1997                 1997
-----------------------------------------------------------------------------------------------------------------------------
232           Northeast, Pa.         Deployed           TBD                TBD                  TBD               TBD
-----------------------------------------------------------------------------------------------------------------------------
234           Pittsburgh, Pa.        Deployed           Deployed           Deployed             Deployed          Deployed
-----------------------------------------------------------------------------------------------------------------------------
236           Washington,            Deployed           Deployed           Deployed             Deployed          Deployed
              D.C.
-----------------------------------------------------------------------------------------------------------------------------
238           Baltimore,             Deployed           Deployed           Deployed             Deployed          Deployed
              Maryland
-----------------------------------------------------------------------------------------------------------------------------
240           Hagerstown,            Deployed           TBD                TBD                  TBD               TBD
              Maryland
-----------------------------------------------------------------------------------------------------------------------------
242           Salisbury,             Deployed           TBD                TBD                  TBD               TBD
              Maryland
-----------------------------------------------------------------------------------------------------------------------------
244           Roanoke,               Deployed           Deployed           Deployed             Deployed          Deployed
              Virginia
-----------------------------------------------------------------------------------------------------------------------------
246           Culpeper,              Deployed           TBD                TBD                  TBD               TBD
              Virginia
-----------------------------------------------------------------------------------------------------------------------------
248           Richmond,              Deployed           Deployed           Deployed             TBD               Deployed
              Virginia
-----------------------------------------------------------------------------------------------------------------------------
250           Lynchberg,             Deployed           TBD                TBD                  TBD               TBD
              Virginia
-----------------------------------------------------------------------------------------------------------------------------
252           Norfolk,               Deployed           Deployed           Deployed             Deployed          Deployed
              Virginia
-----------------------------------------------------------------------------------------------------------------------------
254           Charleston, W.         3rd Quarter        3rd Quarter        3rd Quarter          TBD               3rd Quarter
              Virginia               1997               1997               1997                                   1997
-----------------------------------------------------------------------------------------------------------------------------
256           Clarksburg, W.         3rd Quarter        3rd Quarter        3rd Quarter          TBD               3rd Quarter
              Virginia               1997               1997               1997                                   1997
-----------------------------------------------------------------------------------------------------------------------------

The GSP shall meet the requirements set forth in this document and must establish service in all LATAs in which BAIS currently offers service. The GSP shall establish this service within 90 days of being notified by BAIS that it meets initial GSP service requirements. Also, the GSP must connect to any new LATAs in which BAIS announces its intent to offer service within 60 days of being notified in writing by BAIS of the requirements to deploy.

C. ANTI-SPAMMING POLICY

Due to the potential of network degradation caused by spamming and spamming reprisals, the GSP must have in place policies prohibiting bulk unsolicited commercial e-mail transmissions and newsgroup spamming on their networks.

2. NETWORK ARCHITECTURE

A. SCOPE OF NETWORK

The GSP must possess a national TCP/IP backbone. The GSP must have in place peering arrangements with all major Internet Networks in the United States and have access to international gateways. See figure 2.7.5.

B. ARCHITECTURE

The GSP backbone network architecture shall consist of state-of-the-art technology deployed in a highly available and scaleable fashion. This network shall be a full mesh configuration with multiple paths and redundancy. In the event of a facility or switch failure, automatic alternative routing must be available to ensure network survivability. The GSP shall have two independent routers with diverse paths "connecting" to the BAIS LATA networks listed in Table #2 below. For the LATAs specified in Table #2, this redundant facility must be at a speed equivalent to a minimum of 50% of the primary facility. For all remaining LATAs the redundant facility must be at a speed equivalent to 10% of the primary facility. The purpose is to ensure failover capabilities and to eliminate single points of failure for LATA connectivity. Therefore, the GSP must implement routing protocols that would allow automatic failover.

i. NETWORK CONFIGURATION

Topology. The GSP must establish physical connections in each of the LATAs that BAIS has designated as deployed in Table #1. From each LATA, each GSP shall provide connection to the Internet at the specified backbone Network Access Points (NAP). Please refer to Section 2.7.5 for a list of specific NAPs and Figures 1,2 and 3 for network diagrams.

Physical Interfaces -

For Dedicated Access: The GSP shall provide connectivity utilizing a physical interface operating at DS-3 or higher in the 128 (Eastern Mass.-Boston), 130 (Rhode Island), 132 (New York City), 222 (Delaware Valley), 224 (North Jersey), 228 (Phila.), 234 (Pitts.), 236 (Wash.), 238 (Balt.), and 248 (Richmond) LATAs. In the other remaining LATAs the GSP shall provide a minimum bandwidth of 4 megabits per second whether it is provided over multiple T1, multiple T1 Frame Relay facilities, or by DS3.



---------------------------------------------------------------------
                         TABLE #2
---------------------------------------------------------------------
                                                       REDUNDANT
LATA NO.              LATA NAME                        PATHS REQUIRED
---------------------------------------------------------------------
128                   Eastern Mass.                    Mandatory
---------------------------------------------------------------------
130                   Rhode Island                     Mandatory
---------------------------------------------------------------------
132                   New York City                    Mandatory
---------------------------------------------------------------------
224                   North Jersey, N.J.               Mandatory
---------------------------------------------------------------------
228                   Philadephia, Pa.                 Mandatory
---------------------------------------------------------------------
236                   Washington, D.C.                 Mandatory
---------------------------------------------------------------------

                                     GRAPHIC

                                     GRAPHIC

                                     GRAPHIC

Data Link Layer Connectivity- The GSP must connect to each of the BAIS LATA networks in one of three fashions. Table #3 defines which options are available in each LATA. Option #1 requires the GSP to connect to the SMDS network in that LATA with DS3 facility at 4 to 34 Mbps. The GSP connection must conform to Bellcore Technical Reference TR-TSV-00772, Generic Requirements in Support of Switched Multi-megabit Data Services and appropriate Bell Atlantic Network Engineering notices.

If the GSP uses connection Option #2, the GSP shall place router(s) and appropriate Channel Service Unit/Data Service Unit (CSU/DSU) equipment in the BAIS Point of Presence (POP). BAIS will supply space in a standard data cabinet (19-inch rack) for the mounting of GSP equipment. The cabinet will be equipped with a lock. BAIS will supply necessary power and power backup. The equipment located by the GSP will be limited to a total electrical consumption of 2,000 watts. The interface from the GSP router to the BAIS network will be 100Base-T connections, and the GSP must supply at a minimum two 100BaseT port connections, each on its own separate router card. These connections shall meet all appropriate ANSI standards. BAIS will supply the cabling to these ports. This router shall only be used to terminate connections from BAIS's network to the GSP backbone. No GSP end user end user circuits shall terminate on this router. The GSP chooses the facility type that is used to connect this router to their backbone network. However, the GSP shall pay to BAIS any additional costs for entrance facilities.

If the GSP uses connection Option #3, BAIS will supply router ports under a separate written agreement with the GSP at BAIS's the prevailing GSP rates. The router port options will be Fast Serial Interface Processor Port or High Speed Serial Interface (HSSI) Port. BAIS will also provide an appropriate CSU/DSU. In the case of T1 or T1 level Frame Relay, the CSU/DSU supplied will be a Kentrox DataSmart Model 78610. In the case of DS3/T3 termination, a Kentrox DataSmart Model 15951 will be supplied.

--------------------------------------------------------------------------------------------------------------------
                                         TABLE #3
--------------------------------------------------------------------------------------------------------------------
LATA NO.          LATA NAME              INTERFACE OP         LATA NO.          LATA NAME              INTERFACE OP
--------------------------------------------------------------------------------------------------------------------
120               Maine                  2 & 3                228               Philadelphia,          1, 2, & 3
                                                                                Pa.
--------------------------------------------------------------------------------------------------------------------
122               New                    2 & 3                230               Altoona, Pa.           1 & 3
                  Hampshire
--------------------------------------------------------------------------------------------------------------------
124               Vermont                2 & 3                232               Northeast, Pa.         1 & 3
--------------------------------------------------------------------------------------------------------------------
126               Western Mass.          2 & 3                234               Pittsburgh, Pa.        1, 2, & 3
--------------------------------------------------------------------------------------------------------------------
128               Eastern Mass.          2 & 3                236               Washington,            1, 2, & 3
                                                                                D.C.
--------------------------------------------------------------------------------------------------------------------
130               Rhode Island           2 & 3                238               Baltimore, Md.         1, 2, & 3
--------------------------------------------------------------------------------------------------------------------
132               New York               2 & 3                240               Hagerstown,            1 & 3
                  City                                                          Maryland
--------------------------------------------------------------------------------------------------------------------
133               New York               2 & 3                242               Salisbury,             1 & 3
                                                                                Maryland
--------------------------------------------------------------------------------------------------------------------
134               New York               2 & 3                244               Roanoke,               1, 2, & 3
                  Albany                                                        Virginia
--------------------------------------------------------------------------------------------------------------------
136               New York               2 & 3                246               Culpeper,              1 & 3
                  Syracuse                                                      Virginia
--------------------------------------------------------------------------------------------------------------------
138               New York               2 & 3                248               Richmond,              1 & 3
                                                                                Virginia
--------------------------------------------------------------------------------------------------------------------
140               New York               2 & 3                250               Lynchberg,             1 & 3
                  Buffalo                                                       Virginia
--------------------------------------------------------------------------------------------------------------------
220               Atlantic               1 & 3                252               Norfolk,               1, 2, & 3
                  Costal, N.J.                                                  Virginia
--------------------------------------------------------------------------------------------------------------------
222               Delaware               1 & 3                254               Charleston, W.         1 & 3
                  Valley, N.J.                                                  Virginia
--------------------------------------------------------------------------------------------------------------------
224               North Jersey,          1, 2, & 3            256               Clarksburg, W.         1 & 3
                  N.J.                                                          Virginia
--------------------------------------------------------------------------------------------------------------------
226               Capital, Pa.           1 & 3
--------------------------------------------------------------------------------------------------------------------


IP Address Space. The GSP shall advertise CIDR blocks of end users to all peers on the Internet and to make those agreements with members of the Internet on the end users' behalf. The GSP must also advertise all non-CIDR addresses owned by end users and make appropriate arrangements with members of the Internet on the end users' behalf. The GSP will be required to supply BAIS with sufficient address space for BAIs to meet the requirements of our switched and dedicated access end users. An initial allocation of 32 Class C addresses is required. This requirement of the GSP will be reviewed by BAIS on a quarterly basis.

Applications - The GSP must provide Usenet newsfeeds as required to BAIS, and MBONE feeds to end users as required. The GSP must provide inverse DNS mapping for allocated addresses as needed. Upon written notification from BAIS, the GSP may be required to provide a SMTP relay host for their BAIS end users.

Routing - The GSP shall route CIDR blocks of end users to all peers on the Internet and to make those agreements with peer members on the end user's behalf. The GSP must also route all non-

CIDR addresses owned by end users and make appropriate arrangements with peering members on the end user's behalf. The GSP shall route all BAIS administrative traffic and all traffic from the Internet destined for BAIS owned hosts and devices.

GSP must adhere to the following routing requirements:

     Route IPv4 traffic to and from the Internet backbone and end users in each LATA also plan to implement 1Pv6 when available;

     Enable all standard ICMP error messages reporting to end users from a LATA
     - attached router;

     Send end users full core routing tables as required;

     Support BGP-4 peering with at least two routes per end user;

     Support OSPF peering with end users if required;

     Support default route announcement to end users; and

     Not impose a maximum number of routes or network addresses per end user, however, GSP may impose charges based on the number of routes, addresses or both.

C. NETWORK PERFORMANCE MANAGEMENT

Required general GSP network characteristics to assure a high quality of service to end users are listed below:

     A set of metrics that define network availability in addition to those set forth in the Agreement, such as link up time and bandwidth availability and to define network trouble conditions that entitle end users to refunds or credits. Such metrics shall be established within 30 days of Agreement execution;

     GSP backbone router availability will be greater than or equal to 99.0%. This measurement will be based on the monthly average across the GSP network;

     GSP network latency, round trip network added delay, will be less than or equal to 500 ms. This is a monthly average measured between network backbone routers;

     Use a redundant network topology and built-in-failure recovery mechanism;

     Use diversely routed circuits wherever possible;

     Provide delays consistent or better than those of domestic Internet backbones;

     Design network capacity for peak versus average daily utilization;

     Use physically redundant servers for DNS and NEWS;

     Participate in IEFT and other standards organizations for the definition of Quality of Service standards;

     Work with end users and take reasonable steps to assure satisfaction; and

     The GSP shall give to BAIS real-time read only access to each router that attaches to the BAIS network. The purpose is to monitor and validate interface utilization of these routers. This can be accomplished via SNMP web access.

D. NETWORK ACCOUNTING MANAGEMENT

The GSP may request from BAIS and BAIS shall provide any accounting information reasonably deemed necessary to properly engineer their backbone network.

E. NETWORK SECURITY MANAGEMENT

Physical Security - The GSP must provide a copy of its policy restricting physical access to all in-house facilities and equipment.

General - The GSP shall work with organizations like CERT and FIRST to ensure the security of the GSP network. The GSP will immediately report all security related incidents to the BAIS Security Officer. The GSP will work promptly to resolve all security reports to the satisfaction of the BAIS Security Officer.

If in the event a network security breach occurs, the GSP will provide notification to the BAIS Network Operations Center of the event. Additionally, the GSP will work with BAIS to identify offending parties and take the appropriate action.

F. PERFORMANCE REQUIREMENTS

i. Bandwidth & Capacity

The GSP shall connect to the BAIS POP at a minimum speed of 4 Mbps. The GSP shall increase this bandwidth capacity to a minimum equal to the bandwidth of the highest speed dedicated access end user plus 10% within thirty (30) days from the initial connection.

The GSP shall augment the bandwidth for any LATA when the aggregate steady state capacity in the busy hour exceeds 50% of available bandwidth. The GSP must upgrade bandwidth within 30 working days. The GSP must also make corresponding upgrades to the backbone connections and corresponding long haul circuits as necessary to accommodate the increased traffic load.

The GSP shall provide to BAIS capacity and utilization reports available either online or delivered on a weekly basis detailing circuit activity usage levels on all BAIS facilities which provide connectivity between BAIS LATA networks and the GSP.

ii.  NETWORK AVAILABILITY

The goal of BAIS is to deliver 100% availability. To ensure a high level of availability, except as specified in Section 2.2, the GSP shall provide a second connection to each BAIS LATA Network at a capacity of a least 10% of the primary capacity. This additional facility will be terminated in a second router at the GSP POP for any LATA where the GSP has twenty (20) or more dedicated access end users OR more than 7500 switched-access subscribers. This requirement will stay in force until bandwidth requirements are sufficient to require two facilities. At the time, those facilities must automatically load balance. The GSP shall provide sufficient spare equipment on hand to facilitate replacement of any failed hardware component within 4 hours. The GSP will provide to BAIS demonstrative documentation of compliance to this requirement through maintenance contracts, inventory lists, etc. upon BAIS request.

iii. SERVICE LEVEL GUARANTEES

GSP shall offer BAIS end users a Service Level Agreement (SLA) identical to that offered by BAIS -- currently, a guarantee of 99.9% availability for dedicated Internet access service. Currently, this means that any BAIS end user who experiences a GSP circuit outage of 30 minutes or greater, on a per incident basis, shall be entitled to a GSP Services credit equal to 1/30 of their monthly GSP Service charges. A GSP Service outage means a BAIS end user cannot connect to the Internet over the GSP-provided circuit. GSP hereby authorizes BAIS to administer credits to BAIS end users in accordance with such GSP SLA program under any billing agreement BAIS may have with GSP, provided that BAIS provides to GSP a record of such credits in accordance with the monthly reporting requirements of such billing agreement. BAIS and GSP agree to negotiate in good faith the resolution of any disputes arising from the administration of such credits.

iv. USENET NEWSFEED PERFORMANCE

It is BAIS's goal to offer Usenet Newsgroup and Newsfeeds to its end users and for this service to be of the highest quality. Quality is measured by the time it takes for a submitted article to propagate the Internet as well the time it takes for a submitted article to appear on the news server. Additional, a measure of quality is the completeness or volume of Newsgroups and News articles on the service. The GSP shall supply a Usenet Newsfeed to BAIS. The Usenet service must perform as follows:

Any article submitted to the GSP server from BAIS must be forwarded and appear on the News servers of MCI and Howland in an average time not to exceed 1 hour. Furthermore, the average time for an article submitted directly to MCI or Howland to reach the BAIS news sever will not exceed on average 15 minutes or a maximum of 1 hour as measured over a 2 week period. These two metrics will be measured through the use of the misc. test function.

In order to assure receipt of the volume of Usenet articles and Newsgroups, the GSP shall forward directly to the appropriate BAIS maintained systems ALL articles received by the GSP's news infrastructure that have not exceeded a reasonable expiration threshold of thee (3) weeks. Additionally, the GSP news service must receive 99.9% of all articles that pass through MCI and Howland that also have not exceeded an expiration threshold of three (3) weeks.

iv. SENDMAIL SYSTEM PERFORMANCE

In the event that BAIS end users must point their outgoing electronic mail to the sendmail system provided by the GSP, the GSP must meet the following requirement: Given an established IP connection to the GSP's sendmail host system, the sendmail application must respond with a 220 ready response with an average response time of 1 second.

GSP must provide 99.7% availability of sendmail system. GSP shall provide BAIS 48 hours notification of any scheduled service outages of sendmail system. Notification must be sent to the BAIS Network Operation Center by both voice communications and electronic mail.

v. INTERFACES TO OTHER NETWORKS

The GSP must have physical connections at the following peering points:

    MAE East
    MAE West
    Sprint NAP
    Chicago NAP
    CIX

GSP shall use its best efforts to communicate to BAIS any changes in network peering and topology in writing at least two (2) weeks before changes are made.

The GSP must also offer to engage in a bi-lateral peering arrangement with all other connected service providers at those points. The GSP must be connected at these points at a minimum of a DS3 level. Furthermore the GSP must be attached to MAE East on the Gigaswitch in a non-shared FDDI connection. The GSP must at a minimum offer to engage in bilateral peering agreements with all of the networks listed below.

    ANS
    AGIS
    Alter.net
    Advantis
    BBN Planet
    Compuserve
    Digital Express
    Genuity
    Gridnet
    ICON CMT
    Internex.net
    Isi.net(Merit)
    MCI
    Netcom
    PSI.net
    Sprintlink
    UUnet

G. NETWORK FAULT MANAGEMENT

i. Network Operation Center Requirements

The GSP shall operate a 24 X 7 Network Operations Center (NOC) which monitors all backbone routers within its network control for total or partial failure. The GSP NOC will utilize a trouble ticketing system and share ticket information with BAIS and end users if required via phone and when possible, E Mail. The NOC will be accessible to BAIS personnel as well as end users for updates and status inquires. GSP will provide BAIS with details of the diagnostic systems the carriers use so as to interact with them more efficiently when referring troubles. The GSP will also designate 1 primary and 1 secondary person per shift 7 days a week with whom to coordinate trouble tickets.